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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated June 22, 1999, except for Note 9, which is as of August 2, 1999, relating to the financial statements of Vitria Technology Inc., which appears in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.

PricewaterhouseCoopers LLP
San Jose, California

August 31, 1999

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